UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 9, 2005

Coinmach Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-49830	53-0188589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Sunnyside Boulevard Suite 70, Plainview, New York	11803
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (516) 349-8555

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01. REGULATION FD DISCLOSURE.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

EX-99.1: PRESS RELEASE

Item 7.01. Regulation FD Disclosure.

On August 9, 2005, the board of directors of Coinmach Corporation declared a cash dividend on its common stock in order to enable its indirect parent, Coinmach Service Corp., to make a distribution on its outstanding income deposit securities.  On such date, Coinmach Service Corp. also announced its consolidated results of operations for the quarter ended June 30, 2005, as set forth in the press release attached as Exhibit 99.1 to this Form 8-K.  The information contained in the attached press release is incorporated herein by reference and is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

Item 9.01. Financial Statement and Exhibits

(c) Exhibits

99.1 Press release, dated August 9, 2005, issued by Coinmach Service Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Corporation

Dated: August 9, 2005	By: /s/ Robert M. Doyle Name: Robert M. Doyle Title: Chief Financial Officer, Senior Vice President, Secretary and Treasurer